Supplement Dated October 14, 2016
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln AssetEdge® VUL 2015	Lincoln Momentum VULONE 2005
Lincoln AssetEdge® VUL	Lincoln Momentum VULONE
Lincoln VULONE 2014	Lincoln VULCV-IV
Lincoln VULONE 2012	Lincoln VULCV-III
Lincoln VULONE 2007	Lincoln VULCV-II/Flex Elite Series
Lincoln VULONE 2005	Lincoln VULDB-IV
Lincoln VULONE	Lincoln VULDB-II
Lincoln InReach VULONE 2014	Lincoln VULDB Elite Series
Lincoln Momentum VULONE 2007

Lincoln Life Flexible Premium Variable Life Account R

Lincoln SVULONE 2013	Lincoln Momentum SVULONE
Lincoln SVULONE 2007	Lincoln SVUL-IV
Lincoln PreservationEdge® SVUL	Lincoln SVUL-III
Lincoln SVULONE	Lincoln SVUL-II Elite Series
Lincoln Momentum SVULONE 2007

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln AssetEdge® VUL 2015	Lincoln Momentum VULONE
Lincoln AssetEdge® VUL	Lincoln VULCV-IV
Lincoln VULONE 2010	Lincoln VULCV-III
Lincoln VULONE 2007	Lincoln VULCV-II/Flex Elite Series
Lincoln VULONE 2005	Lincoln VULDB-IV
Lincoln VULONE	Lincoln VULDB-II
Lincoln Momentum VULONE 2005	Lincoln VULDB Elite Series

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Lincoln SVULONE 2007	Lincoln SVUL-III
Lincoln SVULONE	Lincoln SVUL-II
Lincoln PreservationEdge® SVUL	Lincoln SVUL-IV

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust (“LVIP”) has notified us that the LVIP Board of Trustees has approved the reorganization of two LVIP funds, effective as of the close of business December 9, 2016. The reorganizations were approved at a shareholder’s meeting on September 7, 2016.

The LVIP BlackRock Emerging Markets Managed Volatility Fund (an “Acquired Fund”) will be reorganized into the LVIP SSGA International Managed Volatility Fund (an “Acquiring Fund”).

As a result of this reorganization, the LVIP SSGA International Managed Volatility Fund will be added as an investment option effective December 9, 2016 to Policies issued on or before May 9, 2016. The investment objective of the fund is to seek capital appreciation, and the fund operates as a Fund of Funds.  For complete details related to the LVIP SSGA International Managed Volatility Fund, including risks, investment policies and strategies, please refer to the LVIP SSGA International Managed Volatility Fund’s prospectus.

The LVIP BlackRock U.S. Opportunities Managed Volatility Fund (an “Acquired Fund”) will be reorganized into the LVIP Blended Mid Cap Managed Volatility Fund (an “Acquiring Fund”).  These two funds have similar investment objectives and investment strategies.

At the time of these reorganizations, Owners of units of each Acquired Fund Sub-Account will automatically receive a proportionate number of units of its corresponding Acquiring Fund Sub-Account, based on the unit value of each fund at the time of the reorganization. Following the reorganizations, each Acquired Fund will no longer be available as an investment option under your Policy. Beginning December 12, 2016, any future allocations of Premium Payments, Policy value and/or any Optional Sub-Account Allocation Program in effect that you previously designated to an Acquired Fund Sub-Account will be allocated to the corresponding Acquiring Fund Sub-Account. This investment will become your allocation instruction until you tell us otherwise. All other transactions requested for an Acquired Fund will be rejected and treated as not in good order.

Additionally, LVIP has notified us that the LVIP VIP Mid Cap Managed Volatility Portfolio (Standard Class) will be liquated on or about December 9, 2016 (subject to shareholder approval), and as a result, will no longer be available as an investment option under your Policy. If the liquidation is approved, we recommend you transfer all money out of the LVIP VIP Mid Cap Managed Volatility Portfolio Sub-Account and into another Sub-Account within your Policy prior to the close of business on December 8, 2016.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Sub-Account. Once this transfer occurs, any future allocations of Premium Payments, Policy value and/or any Optional Sub-Account Allocation Program in effect that you previously designated to the LVIP VIP Mid Cap Managed Volatility Portfolio Sub-Account will be allocated to the LVIP Government Money Market Portfolio Sub-Account. This investment will become your allocation instruction until you tell us otherwise. All other transactions requested for an Acquired Fund will be rejected and treated as not in good order.

Please retain this Supplement for future reference.